UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 7, 2016 (March 4, 2016)

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Louisiana Street, Suite 2550

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

2020 Notes Supplemental Indenture

On March 4, 2016, Crestwood Midstream Partners LP (the “Partnership”) and Crestwood Midstream Finance Corp. (collectively with the Partnership, the “Issuers”) entered into that certain Fifth Supplemental Indenture (the “2020 Notes Supplemental Indenture”) among the Issuers, the guarantors party thereto (the “Existing Guarantors”), Crestwood Operations LLC, Crestwood Sales & Services Inc., Crestwood Services LLC, Crestwood Transportation LLC, Crestwood West Coast LLC and Stellar Propane Service, LLC (collectively, the “New Guarantors”) and U.S. Bank National Association, as trustee.

Pursuant to the 2020 Notes Supplemental Indenture, the New Guarantors have unconditionally guaranteed all of the Issuers’ obligations under the Indenture, dated as of December 7, 2012, providing for the issuance of the Issuers’ $500 million in aggregate principal amount of 6.0% Senior Notes due 2020, as supplemented by the First Supplemental Indenture thereto, dated as of January 18, 2013, the Second Supplemental Indenture thereto, dated as of May 22, 2013, the Third Supplemental Indenture thereto, dated as of October 7, 2013 and the Fourth Supplemental Indenture thereto, dated as of November 8, 2013.

The description of the 2020 Notes Supplemental Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2020 Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2022 Notes Supplemental Indenture

On March 4, 2016, the Partnership entered into that certain First Supplemental Indenture (the “2022 Notes Supplemental Indenture”) among the Issuers, the Existing Guarantors, the New Guarantors and U.S. Bank National Association, as trustee.

Pursuant to the 2022 Notes Supplemental Indenture, the New Guarantors have unconditionally guaranteed all of the Issuers’ obligations under the Indenture, dated as of December 7, 2012, providing for the issuance of the Issuers’ $600 million in aggregate principal amount of 6.125% Senior Notes due 2022.

The description of the 2022 Notes Supplemental Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2022 Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

2023 Notes Supplemental Indenture

On March 4, 2016, the Partnership entered into that certain First Supplemental Indenture, dated as of March 4, 2016 (the “2023 Notes Supplemental Indenture”), among the Issuers, the Existing Guarantors, the New Guarantors and U.S. Bank National Association, as trustee.

Pursuant to the 2023 Notes Supplemental Indenture, the New Guarantors have unconditionally guaranteed all of the Issuers’ obligations under the Indenture, dated as of March 23, 2015, providing for the issuance of the Issuers’ $700 million in aggregate principal amount of 6.25% Senior Notes due 2023.

The description of the 2023 Notes Supplemental Indenture above does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2023 Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Fifth Supplemental Indenture, dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of December 7, 2012, relating to the 6.0% Senior Notes due 2020.
4.2	First Supplemental Indenture, dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of November 8, 2013, relating to the 6.125% Senior Notes due 2022.
4.3	First Supplemental Indenture, dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 23, 2015, relating to the 6.25% Senior Notes due 2023.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2016

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its General Partner

By:	/s/ Robert T. Halpin
Robert T. Halpin
Senior Vice President and Chief Financial Officer

Exhibit Number	Description
4.1	Fifth Supplemental Indenture, dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of December 7, 2012, relating to the 6.0% Senior Notes due 2020.
4.2	First Supplemental Indenture, dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of November 8, 2013, relating to the 6.125% Senior Notes due 2022.
4.3	First Supplemental Indenture , dated as of March 4, 2016, among Crestwood Midstream Partners LP, Crestwood Midstream Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee, to the Indenture, dated as of March 23, 2015, relating to the 6.25% Senior Notes due 2023.

5